SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 21, 1999

                                GBS COM-TECH CORP
                 (Formerly Mobile Services International, Inc.)
            (Exact name of registrant as specified in its charter)


        Delaware                 0-20556               13-3400758
(State of incorporation) (Commission file number)(IRS Employer Identification)

                                 9652 Hood Road
                        Jacksonville, Florida 32257-1141
                   (Address of Principal executive offices)

                                 904-260-5156
             (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant

(a)   (1)   Indication of Registrant's Certifying Accountant of Decision to
            Resign from the Engagement.

      (i) On May 21, 1999, the Board of Directors of GBS Com-Tech Corp. ("the Company") accepted the resignation of the firm of Grant-Schwartz (now Frederick R. Grant, CPA).

      (ii) For fiscal years ended December 31, 1994 and 1995, Grant-Schwartz Associates issued unqualified opinions with modifications as to the uncertainty the company could continue as a going concern. This uncertainty related to the recurring losses from operations and lack of adequate capital.

      (iii) There were no disagreements with Grant-Schwartz Associates during the audits of the Company's financial statements for the fiscal years ended December 31, 1994 and December 31, 1995 and any subsequent interim period preceding the change in any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which would have caused the accountants to make reference to the subject matter of the disagreement in the audit report if the disagreement had not been resolved to the accountant's satisfaction.

      (iv) During the three most recent fiscal years and through the present, there have been no reportable events (as defined by Item 304 of Regulation S-K) with Grant-Schwartz Associates (now Frederick R. Grant, CPA).

      (v) A letter of Grant-Schwartz Associates addressed to the Securities and Exchange Commission is included as an Exhibit to this Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.

(a)   (2)   Engagement of New Accountants

            On May 21, 1999, the Registrant engaged the firm of Holyfield Associates, P.A. ("Holyfield") as its new independent accountants. Holyfield was not consulted regarding the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion to be rendered with regard to the Registrant's financial statements; or any disagreements or reportable events as such terms are used in Regulation S-B, Item 304(a)(2).

(a)   (3)   Copy of Disclosures.

            Grant-Schwartz Associates has been provided with a copy of the disclosures contained in the Form 8-K with a request that it furnish to the Registrant a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-B, and, if not, stating the respects in which it does not agree. Attached, as an exhibit, is a copy of a letter from Grant-Schwartz Associates to the Commission stating that it agrees with the statements in the Form 8-K concerning its firm.


Item 7.  Financial Statement Exhibits

(c)    Exhibits:

         NUMBER         DESCRIPTION

            1 Letter of Grant-Schwartz Associates to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a) of Regulation S-K.

         SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         GBS COM-TECH CORP.




         /s/ Chief Shonekan
         Chief of the Board of Directors,
         Chief Executive Officer and
         Chief Financial Officer